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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)      November 4, 1999



                            FIRST FINANCIAL BANCORP.
             (Exact name of registrant as specified in its charter)

          Ohio                       0-12379                  31-1042001
(State or other jurisdiction       (Commission             (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)



                      300 High Street, Hamilton, Ohio         45011
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (513) 867-4700
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ITEM 5:  OTHER EVENTS

On November 4, 1999, the Registrant issued a press release concerning the election by Rick L. Blossom, Senior Vice President and Chief Lending Officer, to take early retirement on or about December 3, 1999. A copy of the press release is attached as Exhibit 99.1.



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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(C)      Exhibit:

         Exhibit 99.1 - Press release dated November 4, 1999 regarding the announcement of Rick L. Blossom's election to take early retirement.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 FIRST FINANCIAL BANCORP.
                                                        (Registrant)



   DATE     November 4, 1999                     /s/ Michael R. O'Dell
            ----------------                     ------------------------------
                                                 Michael R. O'Dell
                                                 Senior Vice President, Chief
                                                 Financial Officer and Secretary



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